SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2024
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
28.   SUBSEQUENT EVENTS

In June 2024, the Group entered into a share purchase agreement to acquire 100% of the equity interests in FreeChain Inc.(“FreeChain”). Pursuant to the agreement, the Group agreed to acquire 100% of FreeChain in exchange for 20 million Class A ordinary shares of the Group. The acquisition was closed on September 13, 2024.

In July 2024, the Group granted a total of approximately 86,410 share awards to the designated recipients under the 2023 Plan. Each share award grants an option for the recipient to purchase one share of the Group’s ordinary shares at an exercise price of US$10.59 per share. The share awards vest up to five years, and the recipient shall continue to provide services to the Group by each vesting date. The share awards expire on the tenth anniversary from the date of grant.

In July 2024, the holder of promissory note converted US$3.0 million of the promissory note’s principal into 407,276 shares at a conversion price of US$7.3660 per share.

In August 2024, the Group issued US$150.0 million aggregate principal amount of convertible senior notes (the “notes”) plus up to an additional US$22.5 million principal amount of the notes pursuant to the underwriters’ over-allotment option. The notes are unsecured, bear annual interest of 8.5%, mature on August 15, 2029, and provide holders with the option to convert all or any portion of the notes at any time, in integral multiples of US$1,000 principal amount, into Class A ordinary shares of Bitdeer at US$8.55 per share prior to the close of business on the second scheduled trading day immediately preceding the maturity date. The conversion price of the notes is subject to anti-dilution adjustments, such as share splits or combinations, and the issuance of Class A ordinary shares as dividends or distributions. The net proceeds received are approximately US$167.3 million with the underwriters’ over-allotment option fully exercised, after deducting the underwriters’ discounts.

In August 2024, the Group made a partial repayment of the outstanding principal balance of the senior secured notes issued for the Norway Acquisition in the amount of US$5.0 million.

In September 2024, the board of directors of the Group approved a share repurchase program under which the Group may repurchase up to US$10.0 million worth of the Group’s Class A ordinary shares, effective from September 9, 2024 through September 8, 2025. As of September 23, 2024, the Group has repurchased 145,762 Class A ordinary shares for approximately US$0.9 million under the share repurchase program.

For the period from July 1, 2024 to September 23, 2024, the Group newly issued 691,168 Class A ordinary shares with net proceeds of approximately US$7.9 million.

There were no other material subsequent events during the period from June 30, 2024 to the approval date of this Interim Financial Information on September 23, 2024.